UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

VIRTUAL INTERACTIVE TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-190265	36-4752858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 17th Street, Suite 2800 South
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 228-7120

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Pinnacle Accountancy Group of Utah:

(i)	On December 14, 2023, we notified Pinnacle Accountancy Group of Utah, a DBA of Heaton & Co., PLLC (“Pinnacle”) of their dismissal as our independent registered public accounting firm.
(ii)	Pinnacle has not issued a report on our financial statements for the fiscal year ending September 30, 2023, and the report of Pinnacle on the Company’s financial statements as of and for the fiscal years ending September 30, 2022 and 2021, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.
(iii)	The report of Pinnacle on the Company’s financial statements as of and for the years ending September 30, 2022 and 2021, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has suffered recurring losses since inception, and has not achieved profitability.
(iv)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.
(v)	Through our fiscal years ending September 30, 2023 and 2022, there have been no disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pinnacle would have caused them to make reference thereto in their report on the financial statements. Through the interim period from September 30, 2023, through December 14, 2023, there have been no disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pinnacle would have caused them to make reference thereto in their report on the financial statements.
(vi)	We have authorized Pinnacle to respond fully to the inquiries of the successor accountant.
(vii)	During our fiscal years ended September 30, 2023 and 2022, and the interim period through December 14, 2023, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.
(viii)	We provided a copy of the foregoing disclosures to Pinnacle prior to the date of the filing of this report and requested that Pinnacle furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

Turner, Stone & Company, LLP:

On or about December 14, 2023, we engaged Turner, Stone & Company, LLP (“Turner”) of Dallas, Texas, as independent registered public accounting firm to audit our financial statements for the fiscal year ended September 30, 2023. During the fiscal years ended September 30, 2023 and 2022, and prior to December 14, 2023 we had not consulted with Turner regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Turner concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Pinnacle regarding change in certifying accountant (filed herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL INTERACTIVE TECHNOLOGIES CORP.
Dated: December 28, 2023
	By:	/s/ James W. Creamer III
James W. Creamer III
Chief Financial Officer